SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

   Filed by the Registrant [ X ]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [  ]  Preliminary Proxy Statement
   [  ]  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
   [ X ] Definitive Proxy Statement
   [  ]  Definitive Additional Materials
   [  ]  Soliciting Material Pursuant to Section  240.14a-11(c) or Section
         240.14a-12

                         Effective Management Systems, Inc.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [ X ] No fee required.

   [  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:

   [  ]  Fee paid previously with preliminary materials.

   [  ]  Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

                                   [EMS Logo]
                          EFFECTIVE MANAGEMENT SYSTEMS

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 1997


   To the Shareholders of
     Effective Management Systems, Inc.:

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Effective Management Systems, Inc. will be held on April 30, 1997, at 4:00 P.M., Central Time, at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin 53202, for the following purposes:

             1. To elect one (1) director to hold office until the annual meeting of shareholders in 2000 and until his successor is duly elected and qualified.

             2. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The close of business on March 14, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

         A proxy for the meeting and a proxy statement are enclosed herewith.

                                 By Order of the Board of Directors
                                 EFFECTIVE MANAGEMENT SYSTEMS, INC.


                                 Thomas M. Dykstra
                                 Secretary

   Milwaukee, Wisconsin
   March 19, 1997

         YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

                       EFFECTIVE MANAGEMENT SYSTEMS, INC.
                              12000 West Park Place
                           Milwaukee, Wisconsin 53224

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 1997


         This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of Effective Management Systems, Inc. (the "Company") beginning on or about March 19, 1997 in connection with a solicitation of proxies by the Board for use at the annual meeting of shareholders to be held on Wednesday, April 30, 1997, at 4:00 P.M., Central Time, at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin 53202, and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

         Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

         A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the individual nominated for election as a director referred to herein and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of a director, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

         Only holders of record of the Company's common stock, $.01 par value per share (the "Common Stock"), at the close of business on March 14, 1997 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 4,024,892 shares of Common Stock, each of which is entitled to one vote per share.

                              ELECTION OF DIRECTORS

         The Company's By-laws provide that the directors shall be divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect one director to hold office until the annual meeting of shareholders in 2000 and until his successor is duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as a director of the individual named as the Board's nominee herein. The Board has no reason to believe that the listed nominee will
   be unable or unwilling to serve as a director if elected.   However, in
   the event that such nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board. Directors of the Company are elected by a plurality of the votes cast (assuming a quorum is present). An abstention from voting will be tabulated as a vote withheld on the election and will be included in computing the number of shares present for purposes of determining the presence of a quorum, but will not be considered in determining whether the nominee has received a plurality of the votes cast at the Annual Meeting. A broker or nominee holding shares registered in its name, or the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors.

         The following sets forth certain information, as of February 1, 1997, about the Board's nominee for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting.

                   NOMINEE FOR ELECTION AT THE ANNUAL MEETING

                    Term expiring at the 2000 Annual Meeting

         THOMAS M. DYKSTRA, 55, a co-founder of the Company, has served as a Vice President and as Secretary and Treasurer of the Company since its incorporation in 1978. During his tenure with the Company, Mr. Dykstra has managed several different functions including product development, marketing, affiliate sales, finance, and administration and support. Mr. Dykstra was elected Vice President-Research and Development in 1991. Mr. Dykstra has a degree in mathematics from Hope College and an M.B.A. degree from the University of Chicago. Mr. Dykstra is a Fellow of the American Production and Inventory Control Society.

   Director since: 1978

         THE BOARD RECOMMENDS THE FOREGOING NOMINEE FOR ELECTION AS A DIRECTOR AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE NOMINEE. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE NOMINEE.

                         DIRECTORS CONTINUING IN OFFICE

                    Terms expiring at the 1998 Annual Meeting

         HELMUT M. ADAM, 46, has served as President of Olympus Flag & Banner, Inc., a manufacturer of banners, flags and display products, since 1992. Prior thereto, Mr. Adam was President of Ransomes Inc., a manufacturer of commercial grass mowing equipment. Mr. Adam is a Certified Public Accountant.

   Director since: 1987

         MICHAEL D. DUNHAM, 51, a co-founder of the Company, has served as President of the Company since its incorporation in 1978. Mr. Dunham has over 20 years of experience in management, sales, consulting, software design and development in the manufacturing and distribution software industry. Mr. Dunham has a B.S. degree in electrical engineering from the University of Denver and a Masters of Management Science degree from the Stevens Institute of Technology. Mr. Dunham is a Fellow of the American Production and Inventory Control Society.

   Director since: 1978

                    Terms expiring at the 1999 Annual Meeting

         SCOTT J. MERMEL, 49, has been a floor trading member of the Chicago Mercantile Exchange since 1980. Prior to that, he held several managerial positions with Xerox Computer Services, a developer and marketer of software systems for manufacturing companies.

   Director since: 1987

         ROBERT E. WEISENBERG, 47, joined the Company in 1979 as the
   Director of Marketing. In 1984, Mr. Weisenberg was appointed as the President of a former subsidiary of the Company, and served in such capacity until December 1989 when he was elected Vice President-Operations and General Manager of the Company. Mr. Weisenberg became Assistant Secretary of the Company in December 1993. Mr. Weisenberg has a B.A. degree from Stanford University and is a Certified Public Accountant.

   Director since: 1993


                               BOARD OF DIRECTORS

   GENERAL

         The Board has standing Audit and Compensation Committees.  The
   Audit Committee is responsible for recommending to the Board the appointment of independent auditors, approving the scope of the annual audit activities of the auditors, approving the audit fee payable to the auditors and reviewing audit results. Messrs. Adam, Dunham and Mermel are members of the Audit Committee. The Audit Committee held one meeting in fiscal 1996.

         The Compensation Committee (a) reviews and recommends to the Board the compensation structure for the Company's directors, officers and other managerial personnel, including salary rates, participation in any incentive bonus plans, fringe benefits, non-cash perquisites and other forms of compensation, and (b) administers the Company's 1993 Stock Option Plan (the "1993 Plan") and the 1994 Employee Stock Purchase Plan. Messrs. Adam and Mermel are members of the Compensation Committee. The Compensation Committee held three meetings in fiscal 1996.

         The Board has no standing nominating committee. The Board selects the director nominees to stand for election at the Company's annual meetings of shareholders and to fill vacancies occurring on the Board.
   The Board will consider nominees recommended by shareholders, but has no established procedures which shareholders must follow to make a recommendation. The Company's By-laws also provide for shareholder nominations of candidates for election as directors. These provisions require such nominations to be made pursuant to timely notice (as specified in the By-laws) in writing to the Secretary of the Company. The shareholder's notice of nomination must contain information relating to the nominee which is required to be disclosed by the Company's By-laws and the Securities Exchange Act of 1934.

         The Board held five meetings in fiscal 1996. Each director attended 100% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which such director served during the year.

   DIRECTOR COMPENSATION

         Directors who are officers or employees of the Company receive no compensation as such for service as members of either the Board or committees thereof. In fiscal 1996, the non-employee directors received a cash retainer fee of $3,500. In addition, non-employee directors of the Company are entitled to receive grants of options to purchase Common Stock under the 1993 Plan. Under the 1993 Plan, each person who is first elected as a non-employee director automatically receives on the date of his or her election an option to purchase 2,030 shares of Common Stock.
   On the day following the annual meeting of shareholders in each year, each non-employee director is also entitled to receive an option to purchase 1,500 shares of Common Stock for serving on the Board and an option to purchase 1,000 shares of Common Stock for each Board committee on which the director serves. Options granted to non-employee directors have a per share exercise price of 100% of the fair market value of a share of Common Stock on the date of grant. Non-employee director options under the 1993 Plan vest as to 10% of the shares subject thereto on the first anniversary of the grant date, an additional 20% on the second anniversary of the grant date, an additional 30% on the third anniversary of the grant date, and the final 40% on the fourth anniversary of the grant date, except that if the non-employee director ceases to be a director by reason of death, disability or retirement during such period, the option will become immediately exercisable in full. Options granted to non-employee directors will terminate on the earlier of (a) ten years after the date of grant, (b) six months after the non-employee director ceases to be a director of the Company by reason of death, or (c) three months after the non-employee director ceases to be a director of the Company for any reason other than death. Under the terms of the 1993 Plan, Messrs. Adam and Mermel each received in fiscal 1996 an option to purchase 3,500 shares of Common Stock at a per share exercise price of $7.00. No options were exercised by the non-employee directors during fiscal 1996.

                               EXECUTIVE OFFICERS

         The following table sets forth information, as of February 1, 1997, about the other executive officers of the Company who are not directors. Such officers serve at the pleasure of the Board.

         THOMAS G. ALLEN, 57, was elected Vice President of Sales and Marketing of the Company in May 1991. From 1989 until joining the Company, Mr. Allen served as the President of the Advanced Systems Division of Printrak, Inc., a subsidiary of Thomas Dela Rue, PLC. Prior thereto, Mr. Allen served as the President of Compufact Inc., a subsidiary of Computer Sciences Corporation, from 1986 to 1989. Mr. Allen received his B.S. degree from the University of Maryland.

         JEFFREY J. FOSSUM, 43, has served as Chief Financial Officer of the Company since 1987 and as Assistant Treasurer since December 1993. From 1983 to 1987, Mr. Fossum was the Controller of Berg Company, a manufacturer of restaurant equipment. Mr. Fossum received his B.A. degree from the University of Wisconsin-Eau Claire. Mr. Fossum is a Certified Public Accountant.

         WAYNE T. WEDELL, 38, joined the Company in 1981 and has held positions of Account Manager, Senior Account Manager, Group Manager as well as Professional Services Manager, and was promoted to Vice President-Services in 1992. Mr. Wedell holds a B.A. degree in business administration from the University of Wisconsin-Milwaukee.

                             PRINCIPAL SHAREHOLDERS

   MANAGEMENT

         The following table sets forth information, as of February 1, 1997, regarding beneficial ownership of Common Stock by each director and nominee, each employee of the Company (including executive officers) who owns beneficially more than 5% of the Common Stock, each of the executive officers named in the Summary Compensation Table set forth below, and all of the directors and executive officers as a group. Except as otherwise noted, each of the persons listed has sole voting and investment power over the shares beneficially owned.

                                      Amount and Nature of         Percent
    Name of Beneficial Owner(1)     Beneficial Ownership(2)        of Class

    Michael D. Dunham . . . . .                 637,300              15.8%

    Thomas M. Dykstra . . . . .                 698,800(3)           17.4

    Robert E. Weisenberg  . . .                 283,200               7.0

    Donald W. Vahlsing  . . . .                 254,700(4)            6.3

    Thomas G. Allen . . . . . .                  75,768               1.9

    Helmut M. Adam  . . . . . .                  13,711                 *

    Scott J. Mermel . . . . . .                  13,711                 *

    All directors and executive
      officers as a group (8
      persons)  . . . . . . . .               1,758,043(5)           42.6

    __________
    * Less than one percent (1%).

    (1) The address of each of the persons named in the table is 12000 West Park Place, Milwaukee, Wisconsin 53224.

    (2) Includes the following shares subject to stock options which were exercisable as of or within 60 days of February 1, 1997: Mr. Allen, 65,768 shares; Mr. Adam, 11,711 shares; Mr. Mermel, 11,711 shares; and all directors and executive officers as a group, 103,902 shares.

    (3) Consists of (a) 230,000 shares held by the Dykstra Family Limited Partnership for which Mr. Dykstra acts as managing general partner and (b) 468,800 shares held by a family trust for which Mr. Dykstra serves as trustee.

    (4)  Mr. Vahlsing is an employee of the Company.

    (5) Assumes the exercise of all options held by the group which were exercisable as of or within 60 days of February 1, 1997. The number of shares reflected as beneficially owned by all directors and executive officers does not include the shares owned by Mr. Vahlsing.

   OTHER BENEFICIAL OWNER

      The following table sets forth information, as of December 31, 1996, regarding beneficial ownership by the only other person known to the Company to own beneficially more than 5% of the outstanding Common Stock as of such date. The beneficial ownership set forth below has been reported on a filing made by such beneficial owner on Schedule 13G with the Securities and Exchange Commission.

                                         Amount and Nature
    Name and Address                  of Beneficial Ownership
    of Beneficial Owner    Voting Power  Investment Power
                                                                      Percent
                            Sole  Shared   Sole    Shared  Aggregate  of Class
    Heartland Advisors,   406,000    0    515,800    0     515,800     12.8%
     Inc.(1)
    790 North Milwaukee Street
    Milwaukee, Wisconsin 53202

    (1) The filing made by Heartland Advisors, Inc. indicates that the Common Stock as to which it is deemed to be beneficial owner is held in various investment advisory accounts.


                             EXECUTIVE COMPENSATION

   SUMMARY COMPENSATION INFORMATION

      The following table sets forth certain information concerning compensation paid for the last three fiscal years to the Company's Chief Executive Officer and each of the Company's other executive officers who earned cash compensation in excess of $100,000 for the fiscal year ended November 30, 1996. The persons named in the table are sometimes referred to herein as the "named executive officers."

                           Summary Compensation Table
                                                               Long Term
                                                              Compensation
                                                                Awards
                                    Annual Compensation(1)     Securities
    Name and Principal                                      Underlying Stock
        Position             Year    Salary ($)  Bonus ($)     Options (#)

    Michael D. Dunham . .    1996    $175,148        $---            ---
      President              1995     141,956         ---            ---
                             1994     132,577      36,000            ---

    Thomas M. Dykstra . .    1996     164,739         ---            ---
      Vice President-        1995     131,981         ---            ---
      Research and           1994     122,833      36,000            ---
      Development,
      Secretary and
      Treasurer

    Robert E. Weisenberg     1996     123,089         ---            ---
      Vice President-        1995     115,887      15,000            ---
      Operations and         1994     105,577      12,628            ---
      General Manager and
      Assistant Secretary

    Thomas G. Allen . . .    1996     130,008      37,642         30,000
      Vice President-        1995     125,040      20,000         38,780
      Sales and Marketing    1994     110,040     124,750         38,780(2)

    __________
    (1) Certain personal benefits provided by the Company and its subsidiaries to the named executive officers are not included in the table. Such benefits consisted of Company-provided automobiles and reimbursement of certain medical expenses. The aggregate amount of such benefits for each named executive officer in each year reflected in the table did not exceed 10% of the sum of such officer's salary and bonus in each respective year.

    (2) Effective December 6, 1994, this option was cancelled and replaced with a new option with identical terms except for the exercise price. The new option is reflected in the table as a grant to Mr. Allen in fiscal 1995.

   STOCK OPTIONS

      The Company has in effect the 1993 Plan pursuant to which options to purchase Common Stock may be granted to employees (including executive officers) of the Company and its subsidiaries. The following table presents certain information as to grants of stock options made during fiscal 1996 to Mr. Allen. No other named executive officer was granted options in fiscal 1996.

                      Option Grants in 1996 Fiscal Year

                              Individual Grants

                                   Percent of
                      Number of       Total
                      Securities     Options
                      Underlying   Granted to
                       Options      Employees   Exercise or
                       Granted      in Fiscal    Base Price   Expiration
    Name                (#)(1)        Year       ($/Share)       Date

    Thomas G. Allen     30,000        24.3%        $5.50       12/1/05
   __________
   (1) The options reflected in the table (which are nonstatutory options for purposes of the Internal Revenue Code of 1986, as amended) were granted on December 2, 1995. Such options vest over a four-year period from December 2, 1995 (10% after the first year, an additional 20% after the second year, an additional 30% after the third year, and the final 40% after the end of the fourth year).


      The following table sets forth information regarding the fiscal year-end value of unexercised options held by the named executive officers. Messrs. Dunham, Dykstra and Weisenberg do not presently hold options to acquire Common Stock and are accordingly not reflected in the table. In addition, Mr. Allen did not exercise any options in fiscal 1996.

                         Fiscal Year-End Option Values

                        Number of Securities
                       Underlying Unexercised        Value of Unexercised
                          Options at Fiscal          In-the-Money Options
                            Year-End (#)           at Fiscal Year-End ($)(1)

         Name        Exercisable  Unexercisable   Exercisable  Unexercisable

    Thomas G. Allen     65,768        42,512       $176,267       $16,875

    ---------------
    (1) The dollar values are calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the options at fiscal year-end.


                           RELATED PARTY TRANSACTIONS

        Michael D. Dunham, the Company's President, Thomas M. Dykstra, the Company's Vice President-Research and Development, Secretary and Treasurer, Robert E. Weisenberg, the Company's Vice President-Operations and General Manager and Assistant Secretary, and Donald W. Vahlsing, an employee of the Company, own all of the outstanding common stock of EMS Solutions, Inc. ("EMS Solutions"). EMS Solutions employs 18 people, including a full-time Vice President and General Manager. Although Messrs. Dunham and Dykstra are shareholders and directors and Messrs. Weisenberg and Vahlsing are shareholders of EMS Solutions, they are not involved in the daily management of its operations.

        EMS Solutions develops and sells computer software and related hardware to the food vending and food distribution industry. The Company provides office space, accounting and administrative services, computer processing time, and other miscellaneous services to EMS Solutions. Fees received for these services amounted to approximately $321,000 and $268,624 for the fiscal years ended November 30, 1995 and 1996, respectively. Management believes that the fees charged for these services were comparable to the fees that would have been charged by unaffiliated third parties. The Company also sells computer hardware to EMS Solutions. Sales of such hardware to EMS Solutions by the Company totalled $926,000 and $850,691 in the fiscal years ended November 30, 1995 and 1996, respectively. The prices for such hardware in fiscal 1995 were at the Company's cost. Since January 1, 1996, the prices for such hardware sold to EMS Solutions have been determined on a cost plus 11% basis. At November 30, 1995 and 1996, EMS Solutions had debt outstanding to the Company of $426,000 and $444,861, respectively. Such debt represented trade payables for services and equipment provided by the Company to EMS Solutions. Interest is paid by EMS Solutions with respect to these trade payables at a rate equal to the Company's cost of funds under its revolving line of credit. The rate of interest charged (which is recalculated monthly) on the trade payables of EMS Solutions was 9.75% and 9.5% at November 30, 1995 and 1996, respectively. Employees of the Company and EMS Solutions may from time to time work jointly on certain software enhancements benefitting both companies and transfer certain technologies between the two companies. Any such proposed joint development efforts or technology transfers requires the approval of a majority of the Company's non-employee directors.

                                  MISCELLANEOUS

   INDEPENDENT AUDITORS

        Ernst & Young LLP acted as the independent auditors for the Company in the fiscal year ended November 30, 1996 and it is anticipated that such firm will be similarly appointed to act for the fiscal year ending November 30, 1997. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

   SHAREHOLDER PROPOSALS

        Proposals which shareholders of the Company intend to present at and have included in the Company's proxy statement for the 1998 annual meeting must be received by the Company by the close of business on November 19, 1997. In addition, a shareholder who otherwise intends to present business at the 1998 annual meeting must comply with the requirements set forth in the Company's By-laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time periods specified in the By-laws.

   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and more than 10% beneficial owners to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The regulations of the Securities and Exchange Commission require such persons to furnish the Company with copies of all Section 16(a) forms they file. Based on such forms, the Company believes that all its officers, directors and more than 10% beneficial owners have complied with the Section 16(a) filing requirements, except for Messrs. Fossum and Wedell who each inadvertently failed in October 1996 to file on a timely basis a report reflecting the exercise of stock options granted by the Company. Both Messrs. Fossum and Wedell subsequently made filings correcting the oversight.

   SOLICITATION EXPENSES

        The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will reimburse brokers and other nominees for their expenses in communicating with the persons for whom they hold Common Stock.

        THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (INCLUDING FINANCIAL STATEMENTS, BUT NOT INCLUDING EXHIBITS THERETO), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO EACH PERSON WHO IS A RECORD OR BENEFICIAL HOLDER OF COMMON STOCK AS OF THE RECORD DATE FOR THE ANNUAL MEETING. A WRITTEN REQUEST FOR A FORM 10-KSB SHOULD BE ADDRESSED TO ROBERT E. WEISENBERG, VICE PRESIDENT-OPERATIONS AND GENERAL MANAGER AND ASSISTANT SECRETARY, EFFECTIVE MANAGEMENT SYSTEMS, INC., 12000 WEST PARK PLACE, MILWAUKEE, WISCONSIN 53224.

                                 By Order of the Board of Directors
                                 EFFECTIVE MANAGEMENT SYSTEMS, INC.

                                 Thomas M. Dykstra
                                 Secretary

   March 19, 1997

                       Effective Management Systems, Inc.
                              12000 West Park Place
                           Milwaukee, Wisconsin  53224
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Michael D. Dunham and Robert E. Weisenberg, and each of them, as Proxies with power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated on the reverse all of the shares of Common Stock of Effective Management Systems, Inc. held of record by the undersigned on March 14, 1997, at the annual meeting of shareholders to be held on April 30, 1997, or at any adjournment or postponement thereof.

                           (Continued on reverse side)
                                                                SEE REVERSE
                                                                    SIDE
   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       Please Mark
  [X]  your vote as in
       this example.

                            WITHHOLD
                            AUTHORITY
                  FOR the   to vote
                  nominee   for the
                  listed    nominee
                   at       listed     The Board of Directors recommends a
                  right     at right   vote FOR the following proposal:

   1. ELECTION     [  ]      [  ]      Term expiring   2. IN THEIR DISCRETION,
      OF                               at the 2000        THE PROXIES ARE
      DIRECTOR                         Annual Meeting:    AUTHORIZED TO VOTE
                                                          UPON SUCH OTHER
                                       Nominee:           BUSINESS AS MAY
                                       T. Dykstra         PROPERLY COME BEFORE
                                                          THE MEETING.

                                        This proxy when properly executed
                                        will be voted in the manner directed
                                        herein by the undersigned
                                        shareholder.  If no direction is
                                        made, this proxy will be voted "FOR"
                                        the election of the Board's nominee.

                                         PLEASE SIGN, DATE AND RETURN THE
                                         PROXY CARD PROMPTLY USING THE
                                         ENCLOSED ENVELOPE

   SIGNATURE_________ DATE_____, 1997    SIGNATURE____________ DATE____, 1997
                                                IF HELD JOINTLY

   NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.